UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2022

LINDBLAD EXPEDITIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35898	27-4749725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Morton Street, 9th Floor, New York, New York	10014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 261-9000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	LIND	The NASDAQ Stock Market LLC

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01          Entry into a Material Definitive Agreement.

On December 23, 2022, Lindblad Expeditions Holdings, Inc. (the “Company”), Natural Habitat, Inc. (“NatHab”) and Benjamin Bressler (“Bressler”) entered into the Second Amendment to the Stockholders’ Agreement, dated as of May 6, 2016 (the “Second Amendment”) to reflect the transfer of NatHab’s ownership interests in each of Off the Beaten Path (“OBP”) and DuVine Cycling + Adventure (“DuVine”) to Lindblad Expeditions, LLC in order provide the Company with direct ownership interests in OBP and DuVine. The Second Amendment also provides for a first put right for up to 50% of Bressler’s interest in NatHab by January 31, 2024 and a second put right for purchase of all remaining interest in NatHab in 2026. In the event a put exercise notice covering 100% of Bressler’s interest in NatHab is not delivered by the second expiration date, the call right may be exercised any time after the second expiration date and prior to March 31, 2031.

The foregoing description of the Second Amendment is qualified in entirety by the full text of the Second Amendment, a copy of which is attached as Exhibit 10.1 to this Form 8-K.

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2022, the Company and Bressler entered into the Amended and Restated Employment Agreement to the existing Employment Agreement with the Company dated as of May 5, 2016 (the “Employment Agreement”) to (i) reflect the transfer of NatHab’s ownership interests in each of OBP and DuVine, (ii) extend the term of the Employment Agreement through December 31, 2025, and (iii) in the event Bressler remains employed with the Company through December 31, 2023 and to align with the amended put-call dates in the Second Amendment, provide Bressler with a one-time right, exercisable by written notice to the Company no later than the first expiration date to elect to receive an award of options representing one-half the Company Value Equity Incentive Opportunity (as defined in the Employment Agreement) based on the increase in the equity value of the Company measured as of December 31, 2023.

The foregoing description of the employment agreement is qualified in entirety by the full text of the employment agreement, a copy of which is attached as Exhibit 10.2 to this Form 8-K.

Item 9.01              Financial Statements and Exhibits.

Exhibit 10.1	Second Amendment to Stockholders Agreement by and among Lindblad Expeditions Holdings, Inc. Natural Habitat, Inc. and Ben Bressler.
Exhibit 10.2	Amendment 2 to the Employment Agreement by and between Lindblad Expeditions Holdings, Inc. and Benjamin Bressler.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDBLAD EXPEDITIONS HOLDINGS, INC. (registrant)

December 23, 2022	By:	/s/ Craig I. Felenstein
Craig I. Felenstein Chief Financial Officer